================================================================================

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     sec.240.14a-11(c) or sec.240.14a


                              WESTBANK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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================================================================================

                              WESTBANK CORPORATION

                                    NOTICE OF
                                 ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 21, 2004
                                       AND
                                 PROXY STATEMENT





















================================================================================
                             Your Vote Is Important
           You are urged to exercise your right to vote by indicating your choices on the enclosed proxy card. Please date, sign and promptly return your proxy card in the enclosed
          postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.
================================================================================

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                   WEST SPRINGFIELD, MASSACHUSETTS 01089-3310

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, APRIL 21, 2004


                                                                  MARCH 15, 2004


TO THE SHAREHOLDERS OF WESTBANK CORPORATION:

Notice is hereby given that the 2004 Annual Meeting of Shareholders of Westbank Corporation (the "Corporation") will be held at 9:00 AM on Wednesday, April 21, 2004, at the Best Western Sovereign Hotel & Conference Center, 1080 Riverdale Street, West Springfield, Massachusetts, for the following purposes, all as set forth in the Proxy Statement accompanying this notice:

     1. Election of the individuals listed as nominees in the Proxy Statement accompanying this notice of meeting.

     2.   To approve the Westbank Corporation 2004 Recognition and Retention
          Plan.

     3. Ratification of the appointment of the firm of Grant Thornton LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2004.

     4. To act upon such other matters as may properly be brought before the meeting or any adjournment thereof.

The record date and hour for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at 5:00 PM, March 1, 2004.

                                              By order of the Board of Directors

                                              Robert J. Perlak
                                              Clerk


West Springfield, Massachusetts
March 15, 2004





          PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY
                   IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.
       YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                 PROXY STATEMENT


Approximate date of mailing
March 15, 2004


                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                   WEST SPRINGFIELD, MASSACHUSETTS 01089-3310
                                 (413) 747-1400


                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 21, 2004




                                  INTRODUCTION

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of Westbank Corporation (the "Corporation") to be used at the 2004 Annual Meeting of Shareholders of the Corporation to be held at the Best Western Sovereign Hotel & Conference Center, 1080 Riverdale Street, West Springfield, Massachusetts, on Wednesday, April 21, 2004 at 9:00 AM and at any adjournments thereof.

The close of business on March 1, 2004 has been fixed as the record date for determination of shareholders of the Corporation entitled to notice of and to vote at the 2004 Annual Meeting of Shareholders. The only class of issued and outstanding voting securities of the Corporation is the $2.00 par value Common Stock (the "Common Stock"). As of the record date, the number of shares of Common Stock outstanding and entitled to vote at the 2004 Annual Meeting of Shareholders is 4,459,920. Each share of Common Stock is entitled to one vote.

The affirmative vote of a majority of the shares of Common Stock of the Corporation represented at the 2004 Annual Meeting is required to approve the Westbank Corporation 2004 Recognition and Retention Plan and to appoint the auditor of the Corporation. The affirmative vote of a plurality of the votes cast by shareholders is required to elect Directors.

Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person. A shareholder that has given a proxy has the power to revoke it at any time before it is exercised by delivering notice of revocation, or a duly executed proxy bearing a later date, to the Treasurer of the Corporation.

ELECTION OF DIRECTORS

The By-Laws of the Corporation provide, in substance, that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the term of office of one class shall expire and a successor class shall be elected at each Annual Meeting of the Shareholders. The Corporation's Board of Directors presently consists of nine members.

Six Directors will continue to serve after the 2004 Annual Meeting of Shareholders. In accordance with the By-Laws of the Corporation, three (3) nominees shall be elected to serve a three(3)-year term, until the 2007 Annual Meeting of Shareholders, and for such further time as may be required for the election and qualification of their successors. Unless returned proxies properly indicate that authority to vote for any of the nominees named herein is withheld, all proxies received by the Corporation in time for the 2004 Annual Meeting of Shareholders will be voted in favor of the election of the nominees listed below. In the event any of the nominees named herein becomes unable or unwilling to accept nomination for election, the persons identified as proxies in the accompanying form of proxy will vote the shares represented by executed proxies in favor of the nomination and election of such substitute nominees as the Board of Directors of the Corporation may select.

The following tables name the individuals nominated for Director and those Directors of the Corporation who will continue to serve after the Meeting, and indicate their age, the period of time they have served as Director of the Corporation or its predecessor, their position with the Corporation, and their principal occupation or employment. No nominee or Director holds a directorship in any corporation, other than the Corporation, with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any corporation registered as an investment company under the Investment Company Act of 1940.

The following individuals are nominees for election as a Director of the Corporation at the 2004 Annual Meeting to serve for a 3-year term until the 2007 Annual Meeting of Shareholders:

  NOMINEE AND CURRENT OCCUPATION              HAS SERVED ON BOARD OF
    OR EMPLOYMENT; BUSINESS                DIRECTORS OF THE CORPORATION       CORPORATE
EXPERIENCE DURING THE PAST 5 YEARS   AGE     OR ITS PREDECESSOR SINCE       OFFICES HELD
----------------------------------   ---     ------------------------       ------------
Roland O. Archambault
  PRESIDENT AND OWNER
  PINNACLE RACEWAY                    71                1989                  Director

Donald R. Chase
  VICE CHAIRMAN OF THE BOARD,
    PRESIDENT AND
    CHIEF EXECUTIVE OFFICER
  WESTBANK CORPORATION;
    PRESIDENT AND                                                      Director, Vice Chairman of
    CHIEF EXECUTIVE OFFICER                                             the Board, President and
  WESTBANK                            57                1990             Chief Executive Officer

George R. Sullivan
  CHIEF EXECUTIVE OFFICER
  SULLIVAN PAPER COMPANY, INC.        50                1997                  Director


The following Directors will continue to serve after the meeting:

 DIRECTOR AND CURRENT OCCUPATION              HAS SERVED ON BOARD OF
    OR EMPLOYMENT; BUSINESS                DIRECTORS OF THE CORPORATION       CORPORATE
EXPERIENCE DURING THE PAST 5 YEARS   AGE     OR ITS PREDECESSOR SINCE       OFFICES HELD      TERM EXPIRES IN
----------------------------------   ---     ------------------------       ------------      ---------------
Mark A. Beauregard
  ATTORNEY
  RESNIC, BEAUREGARD,
  WAITE AND DRISCOLL                  52                1986                  Director              2005
David R. Chamberland
  PRESIDENT
  CHICOPEE BUILDING SUPPLY, INC.      65                1989                  Director              2006
Ernest N. Laflamme, Jr.
  TREASURER                                                                   Director,
  CITY OF CHICOPEE                    72                1987             Chairman of the Board      2006
G. Wayne McCary
  PRESIDENT AND CHIEF EXECUTIVE
   OFFICER
  EASTERN STATES EXPOSITION           61                1999                  Director              2006
Robert J. Perlak
  CORPORATE CLERK
  WESTBANK CORPORATION;
  PRIVATE INVESTOR                    68                1987              Director and Clerk        2005
James E. Tremble
  PRESIDENT
  VALLEY COMMUNICATIONS SYSTEMS, INC. 65                1986                  Director              2005

The total number of special and regular meetings of the Board of Directors of the Corporation during the fiscal year ended December 31, 2003 was twelve (12). Each Director attended at least 75% of all Board of Directors meetings held in 2003 during the period for which each was a Director. All Directors are encouraged to attend the Annual Meeting of Shareholders. Nine (9) Directors attended the 2003 Annual Meeting of Shareholders.

All members of the Board of Directors, with the exception of Mr. Chase, are "independent" as that term is defined by the applicable listing standards of Nasdaq. Mr. Chase is considered an inside Director due to his employment as an executive officer of the Corporation.


COMMITTEES

The Board of Directors each year appoints Directors to serve on standing committees of the Board of Directors, including the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. The members of the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee of the Corporation also make up these same committees for Westbank ("the Bank"), the wholly owned subsidiary of the Corporation. All Directors attended at least 75% of the meetings of committees of which they were a member during the period each was a Director.


EXECUTIVE COMMITTEE

The members of the Executive Committee in 2003 were Messrs. Laflamme, Beauregard, Chase, Sullivan and Tremble. The Executive Committee met eleven (11) times during 2003.


COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors consists of five (5) Directors. Current member of the Committee are Messrs. Laflamme, Beauregard, McCary, Sullivan and Tremble. Each of the members of the Compensation Committee meets the definition of an "independent director" as defined in the National Association of Securities Dealers ("Nasdaq") listing standards, as those standards have been modified or amended. The Compensation Committee determines compensation for executive officers of the Company and the Bank, which determinations are approved by the Board of Directors. The Compensation Committee met four (4) times during 2003.

NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors consists of three (3) Directors. Current member of the Nominating Committee are Messrs. Chamberland, Laflamme and Sullivan. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached to this proxy statement as Appendix B and is available at the Company's Web site, www.westbankcorponline.com. Each current member of the Nominating Committee meets the definition of an "independent director" as defined in the Nasdaq listing standards, as those standards have been modified or amended. The Nominating Committee met one (1) time during 2003.

The Nominating Committee identifies candidates for the Board of Directors and recommends individuals to be presented for shareholder approval at the annual meeting of shareholders and to fill any vacancies on the Board. Prospective nominees are evaluated by the Nominating Committee on the basis of a subjective review of the background of each prospective nominee and the current needs of the Company. Factors considered by the Committee include:

     o the candidate's background, including, but not limited to, education and employment experience;
     o    the candidate's standards of integrity, work ethic and commitment;
     o the candidate's ability to devote sufficient time and effort to the duties of a Director, including, but not limited to, the candidate's service on other boards of directors; and
     o the candidate's specific skills and experience in light of the needs of the Company and the Board of Directors, including, but not limited to, the need for specific expertise to serve on committees of the Board

The Committee may also consider other factors as it deems appropriate. The Committee may determine to interview candidates, either in person or by telephone. Upon completion of the evaluation process, the Committee recommends candidates for election to the Board of Directors.

The policy of the Nominating Committee is to consider any Director candidate recommended by the shareholders on the same basis that the Committee considers candidates identified by the Committee. Recommendations must be made in writing to Clerk, Westbank Corporation, 225 Park Avenue, Post Office Box 149, West Springfield, Massachusetts 01090-0149, with whatever supporting material the shareholder deems appropriate. All requests must be received at the above address on or before December 1, 2004 for consideration at the 2005 Annual Meeting of Shareholders.


TRANSACTIONS INVOLVING OFFICERS AND DIRECTORS

From time to time, the Corporation, through the Bank, enters into banking transactions, in the ordinary course of business, with certain of the executive officers and Directors of the Corporation, their immediate families or entities in which such persons may have a ten percent (10%) beneficial interest or for which such persons may serve as executive officers. All loans made to such persons are on substantially the same terms as comparable transactions and do not involve more than the normal risk of collection. The aggregate amount of such loans at December 31, 2003 was $6,996,000. As of the date of this Proxy Statement, all of the loans described herein are performing loans in accordance with their original terms.

REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER CORPORATION FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE CORPORATION SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee of the Board of Directors has developed a charter for the Committee, which was approved by the full Board on May 15, 2003. The complete text of the charter, which reflects standards set forth in SEC regulations and Nasdaq rules, is attached to this Proxy as Appendix C.

The members of the Audit Committee are Messrs. Archambault, Chamberland, McCary and Sullivan. The Board of Directors, in its business judgment , has determined that all members of the Audit Committee are "independent", as required by the applicable listing standards of Nasdaq and the Sarbanes-Oxley Act of 2004, and the rules promulgated thereunder.

Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and the internal Audit Department are responsible for maintaining the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing management's assessment of the effectiveness of internal controls over financial reporting.

As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three (3) broad categories:

     o first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Corporation's management, including discussions with management and the Corporation's outside auditors about the annual financial statements and key accounting and reporting matters;

     o second, the Committee is responsible for matters concerning the relationship between the Corporation and its outside auditors, including recommending their appointment or removal, subject to ratification by the shareholders; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Corporation; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Corporation by the outside auditors pursuant to INDEPENDENCE STANDARDS BOARD STANDARD NO. 1); and

     o third, the Committee oversees management's implementation of an effective system of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Corporation's internal and external auditing programs.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four (4) times during Fiscal Year 2003.

The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting review or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are, in fact, "independent."

In overseeing the preparation of the Corporation's financial statements, the Committee met with both management and the Corporation's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to STATEMENT ON AUDITING STANDARDS NO. 61 (COMMUNICATION WITH AUDIT COMMITTEES).

With respect to the Corporation's outside auditors, the Committee, among other things, discussed with Grant Thornton LLP matters relating to its independence, including the disclosures made to the Committee as required by the INDEPENDENCE STANDARDS BOARD STANDARD NO. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES). Listed below are aggregate fees billed to date to the Corporation for the fiscal year ended December 31, 2003 by the Corporation's principal accounting firm, Grant Thornton LLP:

--------------------------------------------------------------------------------
Audit Fees                                                       $105,521
Tax Services                                                     $ 30,601 (a)

(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.
--------------------------------------------------------------------------------

Finally, the Committee continued to monitor the scope and adequacy of the Corporation's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted by:

  Roland O. Archambault                   David R. Chamberland
       CHAIRMAN                           G. Wayne McCary
                                          George R. Sullivan
                                                  THE AUDIT COMMITTEE


CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to the members of the Board of Directors, all employees of the Company, the Chief Executive Officer, the Chief Financial Officer, the Controller and persons performing similar functions. A copy of the Code of Ethics is attached to this Proxy Statement as Appendix D and is available at the Company's Web site, www.westbankcorponline.com. The Company will report amendments to or waivers from its Code of Ethics as such apply to the Company's Chief Executive Officer, Chief Financial Officer and Controller in a manner consistent with Item 10 of Form 8-K of the Securities and Exchange Commission.


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with the Chairman of the Board of Directors or the Board of Directors as a group by writing to the Chairman of the Board of Directors, Westbank Corporation, 225 Park Avenue, Post Office Box 149, West Springfield, Massachusetts 01090-0149. Shareholders may communicate with any committee of the Board of Directors by writing to the Chairman of such committee at the address listed above. All correspondence will be reviewed by the Clerk of the Company, who shall forward the correspondence to the appropriate Director or committee.


EXECUTIVE OFFICERS

In addition to the President of the Corporation, who is a Director and is listed in the tables above, the other executive officers of the Corporation are as follows: Gary L. Briggs, age 53, is Executive Vice President of the Corporation and the Bank; John M. Lilly, age 55, is Treasurer and Chief Financial Officer of the Corporation and is also Executive Vice President and Treasurer of the Bank. Each executive officer serves for a one-year term or until their successor is elected and qualified.

                          BENEFICIAL OWNERSHIP OF STOCK

The following table sets forth certain information as of the record date with respect to all individuals known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock of the Corporation:

                                 NUMBER OF SHARES                PERCENT OF
NAME AND ADDRESS OF OWNER       BENEFICIALLY OWNED (1)       OUTSTANDING SHARES
-------------------------       ---------------------        ------------------
Richard S. Sullivan
Carol B. Sullivan
96 Prynwood Road                                                    8.43%
Longmeadow, MA 01106                 375,949

Donald R. Chase
Diana L. Chase
39 Timber Ridge Road
West Springfield, MA 01089           352,463  (2)                   7.90%

______________________

(1) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting, of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days.
(2) Included in the shares beneficially owned by Mr. Chase are 245,175 unexercised stock options.

The following table and related notes set forth information as of the record date regarding the Corporation's Common Stock beneficially owned by each Director and nominee and by Directors, nominees and officers of the Corporation:

NAME OF INDIVIDUAL                 NUMBER OF SHARES               PERCENT OF
OR PERSONS IN GROUP          BENEFICIALLY OWNED (1)(2)(3)     OUTSTANDING SHARES
-------------------          ----------------------------     ------------------
Roland O. Archambault                   26,202 (4)                       .59%
Mark A. Beauregard                      28,992                           .65
David R. Chamberland                    10,412                           .23
Donald R. Chase                        352,463 (4)(5)                   7.90
Ernest N. Laflamme, Jr.                 67,737                          1.52
G. Wayne McCary                         12,975                           .29
Robert J. Perlak                        54,231                          1.22
George R. Sullivan                      36,500 (4)                       .82
James E. Tremble                        31,170                           .70

All Directors, nominees and
Executive Officers as a group
(11 persons, including those           861,580                         19.35
named above)(3) (5)


Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors, Executive Officers and holders of more than 10% of the Corporation's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. The Corporation believes that, during the fiscal year ended December 31, 2003, all such persons complied with all Section 16(a) filing requirements. In making this statement, the Corporation has relied upon the written representations of its Directors and Executive Officers.

                                       11
____________________

(1) Based upon information provided to the Corporation by the indicated persons.
(2) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days.
(3) The information in the table includes all shares under stock options that were exercisable on the record date or 60 days thereafter. As of that date, Mr. Chase owned exercisable options to purchase 245,175 shares, and all Directors and Officers as a group owned exercisable options to purchase 488,100 shares.
(4) Indicates a nominee for election as a Director of the Corporation at the 2004 Annual Meeting of Shareholders.
(5) For the purposes of the above table, the term "Executive Officer" means any individual elected as an Executive Officer of the Corporation.

                        EXECUTIVE MANAGEMENT COMPENSATION

Compensation decisions for executive officers of the Corporation are made by the Compensation Committee and approved by the full Board of Directors. Mr. Chase, who is a member of the Board of Directors, as well as an executive officer of the Corporation, is not a member of the Compensation Committee and neither participated in the discussion of nor voted upon his compensation package as a member of the Board of Directors.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION

Set forth below is the report of the Compensation Committee of the Corporation regarding executive management compensation, as required by applicable rules of the Securities and Exchange Commission.

The executive compensation program of the Corporation consists of three (3) primary components: base salary, cash incentive compensation and stock options, all of which are administered by the Compensation Committee.

Decisions by the Compensation Committee relating to the compensation of the Corporation's executive officers are approved by the full Board of Directors, except as otherwise set forth herein. In determining the proper amount of compensation for each executive officer, the Compensation Committee considers various factors, including, inter alia:

     o    the performance of the Corporation;
     o the individual's performance as an executive officer of the Corporation;
     o the amount of compensation paid to similarly situated executive officers in similar sized corporations; and
     o    the length of service with the Corporation.

During 2001, the Corporation engaged the firm of Kaeding, Ernst & Company to review the Bank's retirement plans for executive officers, including the 1995 Westbank Executive Supplemental Retirement Plan. As a result of this review, the Compensation Committee adopted the 2001 Supplemental Retirement Plan. The purpose of the supplemental plans is to provide executives with retirement benefits that are comparable to those provided to its other employees. Supplemental retirement benefits are provided to all of the executive officers and certain other participants under various non-qualified plans. The 2001 Supplemental Plan is designed to provide a retirement benefit at normal retirement (age 65) equal to seventy-five percent (75%) of the participant's compensation at retirement, less fifty percent (50%) of the Social Security benefit and the simple life annuity value of the participant's account balances derived from employer-provided contributions under all qualified and non-qualified defined contribution plans maintained by the Corporation. Supplemental retirement benefits are provided to certain employees, including each executive officer, whose benefits under the Westbank Money Purchase Plan are limited in amount under federal tax laws and regulations.

During 2001, the Compensation Committee engaged Thomas Warren & Associates, Inc. to assist in establishing salary levels and an incentive compensation plan for the Corporation's senior executives pursuant to the Corporation's Incentive Compensation Plan, which is used by the Compensation Committee as a guide in determining executive officer compensation.

The Corporation also maintains the 1996 Incentive Stock Option Plan ("the 1996 Plan"). The 1996 Plan was established to promote the growth and profitability of the Corporation and provide key employees with an incentive to achieve corporate goals.

During 2003, the Chief Executive Officer, Donald R. Chase, received a salary increase of $34,097, an increase of eight percent (8%) of his base salary. The increase was recommended by the Compensation Committee following its evaluation of Mr. Chase's performance as Chief Executive Officer and the overall performance of the Corporation for 2002. In addition, as a result of The Incentive Compensation Plan, Mr. Chase received a cash bonus, payable in 2004, of $171,694 based on the Corporation's 2003 performance.

The Compensation Committee believes that the 2003 compensation of executive officers was reasonable, given the Corporation's performance and utilizing the criteria listed above.

Respectfully submitted by:
         Ernest N. Laflamme, Jr.                     Mark A. Beauregard
                  CHAIRMAN                           G. Wayne McCary
                                                     George R. Sullivan
                                                     James E. Tremble

COMPENSATION INFORMATION

The following table sets forth the cash compensation paid, as well as long-term compensation paid, for each of the last three fiscal years to all executive officers of the Corporation who received over $100,000.00 in cash compensation during 2003.

SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                            LONG-TERM COMPENSATION
                              -------------------                            ----------------------
                                                                   AWARD                            PAYOUTS
                                                     OTHER       ----------                      -------------
                                                     ANNUAL      RESTRICTED                      ALL OTHER
NAME AND                                             COMPEN-     STOCK        OPTIONS/  LTIP     COMPEN-
PRINCIPAL POSITION         YEAR   SALARY    BONUS    SATION ($)  AWARD(S)($)  SAR'S(#)  PAYOUTS  SATION ($)(1)
------------------         ----  --------  --------  ----------  -----------  --------  -------  -------------
Donald R. Chase            2003  $440,197  $171,694     N/A         N/A            N/A    N/A      $233,594
PRESIDENT AND              2002  $406,100  $158,986     N/A         N/A        102,375    N/A      $194,909
CHIEF EXECUTIVE OFFICER    2001  $376,544  $ 58,880     N/A         N/A            N/A    N/A      $115,916

Gary L. Briggs             2003  $223,803  $ 38,579     N/A         N/A            N/A    N/A      $ 67,207
EXECUTIVE VICE PRESIDENT-  2002  $206,758  $ 71,442     N/A         N/A         31,500    N/A      $ 55,056
LENDING                    2001  $192,761  $ 26,460     N/A         N/A            N/A    N/A      $ 38,813

John M. Lilly              2003  $225,959  $ 77,158     N/A         N/A            N/A    N/A      $ 88,257
TREASURER AND              2002  $208,995  $ 71,442     N/A         N/A         31,500    N/A      $ 72,971
CHIEF FINANCIAL OFFICER    2001  $194,765  $ 26,400     N/A         N/A            N/A    N/A      $ 47,283

                                       13

(1) The items included for 2003 consist of the following: annual contribution on behalf of the Money Purchase Pension Plan amounting to $20,822 for each executive; annual allocation under the company's supplemental pension plans of $205,772, $39,894 and $60,785 for the accounts of Messrs. Chase, Briggs and Lilly respectively; annual contribution on behalf of the company's 401K plan of $7,000, $6,491 and $6,650 for Messrs. Chase, Briggs and Lilly respectively.

EMPLOYMENT AGREEMENT

Westbank Corporation has entered into an employment agreement with Mr. Donald R. Chase to secure his services as President and Chief Executive Officer. This employment agreement has a term of three years, beginning on December 17, 2003, and may be renewed annually after a review of the executive's performance. This agreement provides for an initial minimum annual salary of $429,235, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. It also guarantees customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for so long as the executive is subject to suit for claims deriving from service to Westbank Corporation and Westbank after termination. Westbank Corporation and Westbank may terminate the executive's employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, the executive will be owed severance benefits generally equal to the value of the cash compensation and fringe benefits (including the value of accruals under both tax-qualified and nonqualified benefits plans in which he participates) that the executive would have received if he had continued working for the remaining unexpired term of the agreement. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; or other material breach of contract by Westbank Corporation or Westbank that is not cured within 30 days. For 90 days after a change in control, the executive may resign for any reason and collect severance benefits as if he had been discharged without cause, calculated as if the remaining unexpired term of the agreement were three years. If Westbank Corporation or Westbank experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreement might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreement, Westbank Corporation would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net after-tax amounts under the employment agreement that he would have retained if there were no 20% excise tax. The effect of this provision is that Westbank Corporation, rather than the executive, bears the financial cost of the excise tax. Neither Westbank Corporation nor Westbank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.


CHANGE OF CONTROL AGREEMENTS

Westbank Corporation and Westbank have jointly entered into thirty-month change of control agreements with each of Messrs. Briggs and Lilly. The term of these agreements is perpetual until Westbank gives notice of non-extension, at which time the term is fixed for three years. Generally, Westbank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits.

However, if Westbank or Westbank Corporation signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional thirty months. Westbank would pay the same severance benefits if the officer resigns after a change of control. If Westbank or Westbank Corporation experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the officer, on excess parachute payments. Under the change of control agreement, Westbank Corporation would reimburse the officers for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the officers would retain approximately the same net-after tax amounts under the change of control agreement that they would have retained if there were no 20% excise tax. The effect of this provision is that Westbank Corporation, rather than the officers, bears the financial cost of the excise tax. Neither Westbank Corporation nor Westbank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.


1985 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES

In February, 1985, the Board of Directors of the Corporation unanimously adopted the 1985 Incentive Stock Option Plan for Key Employees (the "1985 Stock Plan"), which was approved by the shareholders at the Annual Meeting in April, 1985.

The 1985 Stock Plan is administered by the Board of Directors. The Board of Directors was authorized to grant stock options to the professional and supervisory employees of the Corporation and its subsidiaries at any time until February 19, 1995.

All options were granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than 10 years after the date of the grant. Options are exercisable in such installments as may be determined by the Board of Directors. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution.

As of February 19, 1995, the 1985 Stock Plan expired. No options were granted or available for granting during 2003.

A total of 6,750 options were exercised in 2003. No options were terminated during 2003 and a total of 506 options remain unexercised as of the record date.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors unanimously adopted the Westbank Corporation 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April, 1996. The 1996 Plan was amended at the 2002 Annual Meeting of Shareholders to increase the number of shares reserved for issuance thereunder by 200,000.

The 1996 Plan is administered by the Compensation Committee (the "Committee"). The Committee is authorized to grant Employee Awards under the 1996 Plan to any employee. In practice, Employee Awards are made to a group of management employees.

All options are granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than 10 years after the date of the grant. Options are exercisable in such installments as may be determined by the Committee. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution.

The Board of Directors may, at any time, terminate and, from time to time, may amend or modify the 1996 Plan, without approval of Westbank shareholders, except to the extent that such shareholder approval is required by applicable law or regulation. There is no set termination date for the 1996 Plan.

No stock options were granted during 2003, while 20,800 options were exercised and 1,050 options were terminated. A total of 505,670 options remain unexercised as of the record date and 11,950 options are available for future grants.


                AGGREGATED EXERCISES AND FY-END OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                   SHARES ACQUIRED    VALUE (1)       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
      NAME         ON EXERCISE (#)   REALIZED ($)      OPTIONS AT FY-END (#)            AT FY-END ($)
----------------   ---------------   ------------   --------------------------   --------------------------
                                                    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                                    -----------  -------------   -----------  -------------
Donald R. Chase          0                0             211,050         34,125    $1,550,912       $192,156
Gary L. Briggs           0                0              75,600         10,500       589,450         59,125
John M. Lilly            0                0              75,600         10,500       589,450         59,125

(1) Based on the difference between the options exercise price and the closing price of the common stock on the date the options were exercised.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2003 concerning outstanding awards and securities available for future issuance pursuant to the Corporation's equity compensation plans.

=======================================================================================================
                                                                                      (c)
                                     (a)                    (b)          Number of securities remaining
                           Number of securities to    Weighted-average   available for future issuance
                           be issued upon exercise   exercise price of     under equity compensation
                           of outstanding options,  outstanding options,  plans (excluding securities
    Plan category            warrants and rights    warrants and rights     reflected in column (a)
-------------------------  -----------------------  --------------------  -----------------------------
Equity compensation plans         627,080                  $10.78                    26,000
approved by security
holders
-------------------------  -----------------------  --------------------  -----------------------------
Equity compensation plans           N/A                      N/A                       N/A
not approved by security
holders
-------------------------  -----------------------  --------------------  -----------------------------
Total                             627,080                  $10.78                    26,000
=======================================================================================================

LONG-TERM INCENTIVE PLANS AND RETIREMENT PLANS

As set forth below, executive officers and employees are eligible to participate in the Westbank Money Purchase Pension Plan.

The Bank maintains a Money Purchase Pension Plan (the "Plan") available to employees of the Corporation and the Bank. Full-time employees become eligible to participate in the Plan when they have both (i) reached the age of 20-1/2 and
(ii) completed six (6) months of service (as defined in the Plan).

Contributions to the Plan may be made by both the Bank and a participant. The Bank's contributions will be made to the Plan whether or not a participant chooses to contribute. The annual contribution by the Bank to each participant's account for 2003 equals 7% of a participant's annual compensation, plus 5.7% of a participant's annual compensation in excess of the participant's Social Security Taxable Wage Base.

DIRECTOR COMPENSATION

During 2003, Directors of the Corporation who are not salaried employees received Directors' fees of $14,000. The Chairman of the Board of Directors received annual remuneration of $19,500, while the Clerk of the Corporation received an annual fee of $16,500. Directors who are also salaried employees receive no additional compensation for their services as Directors of the Corporation.



1995 DIRECTORS STOCK OPTION PLAN

In February, 1995, the Board of Directors of the Corporation unanimously adopted the 1995 Directors Stock Option Plan (the "1995 Plan"), which was approved by the shareholders at the Annual Meeting in April, 1995.

The 1995 Plan is administered by the non-employee Directors. The purpose of the 1995 Plan is to enhance the Corporation's ability to attract and retain highly qualified individuals to serve as members of the Corporation's Board of Directors and to provide additional incentives to non-employee Directors to promote the success of the Corporation.

On each anniversary of the effective date of the 1995 Plan, each eligible Director is granted an option to purchase 1,000 shares of the Corporation's Common Stock. A total of 8,000 options were granted on February 15, 2004 at an option price of $22.90 per share. A total of 6,050 shares remain available for future grants under the 1995 Plan. The Plan is scheduled to terminate on February 15, 2005.

Each stock option terminates not more than 10 years after the date of the grant. Payment of stock purchased on the exercise of an option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution. A total of 20,325 options were exercised during 2003.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors adopted the Westbank Corporation 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April 1996.

The 1996 Plan authorizes the automatic grant of nonqualified stock options ("Director Stock Options") to non-employee Directors ("Eligible Directors") upon the terms and conditions set forth in the 1996 Plan. The 1996 Plan is intended to provide incentives and rewards for employees and Eligible Directors (i) to support Westbank's business and human resource strategies and the achievement of its goals, and (ii) to associate the interests of employees and Eligible Directors with those of Westbank's shareholders. The Directors portion of the plan has expired and no Director Stock Options were granted in 2003.

No Director Stock Option may be exercisable later than twenty years and one day from the date of its grant. However, if an Eligible Director ceases to be an Eligible Director for any reason, all Director Stock Options which are otherwise exercisable shall terminate on the earlier of three years after such cessation date or the expiration date, whichever first occurs. A total of 3,150 Director Stock Options were exercised and 3,281 Options were terminated during 2003.


CARGILL BANK DIRECTORS AND OFFICERS STOCK OPTION PLAN

On September 7, 2001, Cargill Bank, a wholly owned subsidiary of the Corporation, merged with and into Park West Bank and Trust Company, a wholly owned subsidiary of the Corporation, and presently operate under the name Westbank.

During 1992, Cargill Bancorp, Inc., adopted a Stock Option Plan for its Directors and officers, which plan is now administered by the Corporation. All options expire fifteen (15) years after the date of the grant. A total of 3,400 options were exercised during 2003, while no options terminated and 9,164 options remain unexercised. No options are available for future grants.

PERFORMANCE COMPARISON GRAPH

Set forth below is a graph illustrating the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in common stock of the Corporation on December 31, 1998, in each of the following:

     a.   The Standard & Poor's 500 Index
     b. A hypothetical fund with investments in the stock of peer corporations (the "Peer Group")
     c.   Westbank Corporation

The Peer Group consists of New England financial institutions with assets totaling between $400 million and $1 billion. The members of the Peer Group are:

Bancorp Rhode Island, Inc.              MASSBANK Corp.                            Northeast Bancorp
Bar Harbor Bank Shares                  Merchants Bancshares, Inc.                Northway Financial, Inc.
Central Bancorp, Inc.                   Mystic Financial, Inc.                    Slade's Ferry Bancorp
First National Lincoln Corporation      New Hampshire Thrift Bancshares, Inc.     Union Bankshares, Inc.
Hingham Institution for Savings         NewMil Bancorp, Inc.                      Wainwright Bank & Trust Company
LSB Corporation

                      --------  --------  --------  --------  --------  --------
                      12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
--------------------- --------  --------  --------  --------  --------  --------
Westbank Corporation  $ 100.00  $  69.42  $  59.56  $  85.51  $ 125.30  $ 179.81
--------------------- --------  --------  --------  --------  --------  --------
Custom Peer Group     $ 100.00  $  83.21  $  72.81  $  81.43  $ 101.45  $ 138.93
--------------------- --------  --------  --------  --------  --------  --------
S&P 500               $ 100.00  $ 119.53  $ 107.41  $  93.40  $  71.57  $  90.46
--------------------- --------  --------  --------  --------  --------  --------


MISCELLANEOUS

During 2003, certain of the Corporation's executive officers, Directors and nominees for Director, beneficial owners of more than 5% of the outstanding common stock of the Corporation and members of their immediate family and associates had, and expect to have in the future, transactions in the ordinary course of business with the Bank, including borrowings, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and not involving more than normal risk of collectibility or presenting other unfavorable features.

                          EMPLOYEE STOCK OWNERSHIP PLAN

On January 1, 1989, the Corporation's Employee Stock Ownership Plan (the "ESOP") became effective. The ESOP is administered and otherwise governed by the provisions of the ESOP and a related Trust Agreement. Pursuant to the terms of the ESOP, the Trustee may invest the ESOP's Trust Assets in, among other investments, shares of the Common Stock of the Corporation. As of the record date, no shares of the Common Stock of the Corporation were owned by the ESOP Trust.

                      ADOPTION OF THE WESTBANK CORPORATION
                       2004 RECOGNITION AND RETENTION PLAN

GENERAL PLAN INFORMATION

The Board of Directors of the Corporation has adopted the Westbank Corporation 2004 Recognition and Retention Plan, subject to approval by a majority of the holders of the outstanding shares of our common stock. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix A and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

We are asking for shareholders to approve the Westbank Corporation 2004 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation packages would link the financial interest of our directors, officers and employees with the financial interest of our shareholders.

Applicable regulations permit us to implement a stock award plan only if we obtain the approval of the holders of a majority of our shares of common stock. If we do not receive this approval, it will not be possible for us to grant stock awards under this plan. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers, directors and employees are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE RECOGNITION AND RETENTION PLAN

The purpose of the plan is to promote the growth and profitability of the Corporation and its shareholders, to provide certain key officers, employees and directors of the Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Corporation.



DESCRIPTION OF THE RECOGNITION AND RETENTION PLAN

ADMINISTRATION. The plan will be administered by those members of the Compensation Committee of the Board who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of the Corporation or the Bank; and (2) do not receive material compensation from the Corporation or the Bank except for service as a director. There must be at least two disinterested directors on the Compensation Committee and this committee has broad discretionary powers.

STOCK SUBJECT TO THE RECOGNITION AND RETENTION PLAN. The Corporation will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the fund will purchase common stock on the open market or in private transactions and that the trust will not purchase previously authorized but unissued shares from the Corporation. The trust is not authorized to purchase more than 88,100 shares of common stock of the Corporation and cannot purchase more than this number. As of February 18, 2004, the aggregate fair market value of the shares to be purchased under this plan was $1,995,465 based on the closing sales price per share of the Corporation's common stock of $22.65 on the Nasdaq National Market on February 17, 2004.

ELIGIBILITY. The committee selects the people who receive restricted stock awards under the plan. Any employee of the Corporation, the Bank or any affiliate approved by the Board of Directors may be selected to receive stock awards. As of February 18, 2004, the committee had not selected the employees and directors who will receive stock awards.

TERMS AND CONDITIONS OF AWARDS. The committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 88,100 shares. The committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. In the alternative, the committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

MERGERS AND REORGANIZATIONS. The number of shares available under the plan and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Corporation is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Corporation is not the surviving entity, the funding agent will hold any money, stock, securities or other property received in the fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.


TERMINATION OR AMENDMENT

The Board of the Corporation has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the committee, but the plan may not be terminated while there are outstanding awards that may vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the committee and will return any remaining assets of the trust to the Corporation.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Corporation and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

The stock awards under the plan do not result in federal income tax consequences to either the Corporation or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Corporation will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. The Corporation will be allowed to claim a deduction for compensation expense for this amount as well.

Section 162(m) of the Internal Revenue Code limits the Corporation's deductions for compensation in excess of $1.0 million per year for the chief executive officer and the two other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. No executive of the Corporation currently receives compensation subject to this limitation. We expect that the committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

The Board of Directors unanimously recommends a vote "for" the adoption of the Westbank Corporation 2004 Recognition and Retention Plan.





                           DIVIDEND REINVESTMENT PLAN

In 1989, the Corporation implemented a Dividend Reinvestment and Common Stock Purchase Plan (the "Dividend Reinvestment Plan"), which was amended during 1995 and the amendment was approved by the shareholders at the 1995 Annual Meeting. Pursuant to the amended Dividend Reinvestment Plan, shareholders of the Corporation's Common Stock may invest all or a portion of that shareholder's quarterly cash dividend, plus up to $10,000 per calendar quarter, in additional shares of the Corporation's Common Stock. The Dividend Reinvestment Plan was amended in 2002 to increase by 500,000 the number of shares reserved for issuance thereunder. The 2002 amendment was approved by shareholders at the 2002 Annual Meeting. During 2003, 42,308 shares of the Corporation's Treasury Stock were reissued through the Dividend Reinvestment and Common Stock Purchase Plan.

                        RATIFICATION OF THE SELECTION OF
                          CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors solicited proposals from various accounting firms to act as the Corporation's certifying accountants for the fiscal year ending December 31, 2003. After reviewing the proposals received, the Board of Directors approved a recommendation of the Audit Committee that the Corporation select as its certifying accountants the firm of Grant Thornton LLP ("Grant"). The shareholders approved the selection of Grant at the 2003 Annual Meeting of shareholders.

Grant's report on the Corporation's financial statements during the most recent fiscal year preceding the date hereof contain no adverse opinion or disclaimer of opinions, and was not qualified as to audit scope or accounting principles.

During the last fiscal year and the subsequent interim periods preceding the date hereof, there were no disagreements between the Corporation and Grant on any matters of accounting principle or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused Grant to make a reference to the subject matter of disagreements in connection with its reports.

None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Regulation S-K") occurred within the Corporation's two most recent fiscal years and any subsequent interim periods preceding the date hereof.

During the last fiscal year and the subsequent interim periods preceding the 2003 fiscal year, the Corporation did not consult Grant regarding any of the matters or events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-K.

Representatives of Grant are expected to attend the 2004 Annual Meeting of Shareholders and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the selection of Grant Thornton LLP as the Corporation's auditors and, unless otherwise directed, proxies will be voted in favor of this selection.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports furnished to the Corporation or written representations that no forms were required, the Corporation believes that the Corporation's officers, Directors and greater than ten percent (10%) beneficial owners complied with the requirements of section 16(a) of the Securities and Exchange Act of 1934.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any business to be presented at the 2004 Annual Meeting other than matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, or any adjournment thereof, the enclosed Proxy will be voted on such matters in accordance with the recommendations of the Corporation's Board of Directors.


                                  MISCELLANEOUS

The expense of this solicitation on behalf of the Board of Directors will be paid by the Corporation. To the extent necessary in order to assure sufficient representation of shareholders at the Meeting, officers and employees of the Corporation may personally, by telephone or by other means, contact shareholders to request the return of proxies. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy material to beneficial owners in order to solicit authorizations for the execution of proxies. The Corporation may, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material.


                              STOCKHOLDER PROPOSALS

Any stockholder proposals (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Corporation's 2005 Annual Meeting of Stockholders must be received by the Corporation by December 20, 2004 to be eligible for inclusion in the Proxy Statement and Form of Proxy to be distributed by the Board of Directors in connection with such meeting. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Proxy Statement and Form of Proxy.

The Corporation's By-Laws provide that any stockholder proposals (including Director nominations) intended to be presented at the Corporation's 2005 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Corporation on or between the dates of December 17, 2004 and January 31, 2005, together with all supporting documentation required by the Corporation's Amended By-Laws. However, if the 2005 Annual Meeting is scheduled to be held on a date more than thirty (30) days before April 21, 2005, or more than sixty (60) days after April 21, 2005, a stockholder's notice shall be timely filed if delivered to, or received by, the Corporation at its principal executive office not later than the close of business on the later of (a) seventy-five (75) days prior to the date of such rescheduled Meeting or (b) the fifteenth (15th) day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

                                  ANNUAL REPORT

A copy of the Corporation's Annual Report for 2003, including financial statements, is enclosed. The Annual Report is not to be regarded as proxy soliciting material.

                                             By order of the Board of Directors



                                                      Robert J. Perlak
                                                            Clerk

Dated:  March 15, 2004







                                     NOTICE

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF THE CORPORATION UPON WRITTEN REQUEST ADDRESSED TO JOHN M. LILLY, TREASURER, 225 PARK AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01089-3310.

                                                                      APPENDIX A
                                                                      ----------

                              WESTBANK CORPORATION
                       2004 RECOGNITION AND RETENTION PLAN
                       -----------------------------------




                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
                                   ARTICLE I:
                                     PURPOSE

Section 1.1       General Purpose of the Plan............................... A-4




                                   ARTICLE II:
                                   DEFINITIONS

Section 2.1       Award..................................................... A-4
Section 2.2       Award Notice.............................................. A-4
Section 2.3       Bank...................................................... A-4
Section 2.4       Beneficiary............................................... A-4
Section 2.5       Board..................................................... A-4
Section 2.6       Change of Control......................................... A-5
Section 2.7       Code...................................................... A-6
Section 2.8       Committee................................................. A-6
Section 2.9       Company................................................... A-6
Section 2.10      Disability................................................ A-6
Section 2.11      Disinterested Board Member................................ A-6
Section 2.12      Effective Date............................................ A-7
Section 2.13      Eligible Director......................................... A-7
Section 2.14      Eligible Employee......................................... A-7
Section 2.15      Employer.................................................. A-7
Section 2.16      Exchange Act.............................................. A-7
Section 2.17      FDIC Regulations.......................................... A-7
Section 2.18      Person.................................................... A-7
Section 2.19      Plan...................................................... A-7
Section 2.20      Retirement................................................ A-7
Section 2.21      Share..................................................... A-7
Section 2.22      Trust..................................................... A-8
Section 2.23      Trust Agreement........................................... A-8
Section 2.24      Trust Fund................................................ A-8
Section 2.25      Trustee................................................... A-8

                                  ARTICLE III:
                           SHARES AVAILABLE UNDER PLAN

Section 3.1       Shares Available Under Plan............................... A-8


                                   ARTICLE IV:
                                 ADMINISTRATION

Section 4.1       Committee................................................. A-8
Section 4.2       Committee Action.......................................... A-9
Section 4.3       Committee Responsibilities................................ A-9


                                   ARTICLE V:
                                 THE TRUST FUND

Section 5.1       Contributions............................................. A-9
Section 5.2       The Trust Fund............................................A-10
Section 5.3       Investments...............................................A-10


                                   ARTICLE VI:
                                     AWARDS

Section 6.1       To Eligible Directors.....................................A-10
Section 6.2       To Eligible Employees.....................................A-10
Section 6.3       Awards in General.........................................A-11
Section 6.4       Share Allocations.........................................A-11
Section 6.5       Dividend Rights...........................................A-11
Section 6.6       Voting Rights.............................................A-12
Section 6.7       Tender Offers.............................................A-12
Section 6.8       Limitations on Awards.....................................A-13


                                  ARTICLE VII:
                                     VESTING

Section 7.1       Vesting of Awards.........................................A-13
Section 7.2       Designation of Beneficiary................................A-13
Section 7.3       Manner of Distribution....................................A-14
Section 7.4       Taxes.....................................................A-15

                                  ARTICLE VIII:
                            AMENDMENT AND TERMINATION

Section 8.1       Termination...............................................A-15
Section 8.2       Amendment.................................................A-15
Section 8.3       Adjustments in the Event of a Business Reorganization.....A-15



                                   ARTICLE IX:
                                  MISCELLANEOUS

Section 9.1       Status as an Employee Benefit Plan........................A-16
Section 9.2       No Right to Continued Employment..........................A-16
Section 9.3       Construction of Language..................................A-16
Section 9.4       Governing Law.............................................A-17
Section 9.5       Headings..................................................A-17
Section 9.6       Non-Alienation of Benefits................................A-17
Section 9.7       Notices...................................................A-17
Section 9.8       Required Regulatory Provisions............................A-18
Section 9.9       Approval of Shareholders..................................A-18

                              WESTBANK CORPORATION
                       2004 RECOGNITION AND RETENTION PLAN
                       -----------------------------------


                                   ARTICLE I:
                                     PURPOSE
                                     -------


SECTION 1.1       GENERAL PURPOSE OF THE PLAN

The purpose of the Plan is to promote the growth and profitability of Westbank Corporation and its affiliated companies and to provide eligible directors, certain key officers and employees or Westbank Corporation and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence, and to provide such directors, officers and employees with an equity interest in Westbank Corporation and its affiliated companies.



                                   ARTICLE II:
                                   DEFINITIONS
                                   -----------


The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 AWARD means a grant of shares to an Eligible Director or Eligible Employee, pursuant to Section 6.1 or 6.2.

SECTION 2.2 AWARD NOTICE means, with respect to a particular Award, a written instrument signed by the Corporation and the Award recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

SECTION 2.3       BANK means Westbank and any successor thereto.

SECTION 2.4 BENEFICIARY means the person designated by and Eligible Director or Eligible Employee, pursuant to Section 7.2, to receive distribution of any shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such shares.

SECTION 2.5       BOARD means the Board of Directors of the Company.

SECTION 2.6       CHANGE OF CONTROL means any of the following events:

                  (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction in which:

                           (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
                                    Act) at least 51% of the outstanding equity ownership interests in the Company; and

                           (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
                                    Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

                  (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

                  (c)      a complete liquidation or dissolution of the Company;

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following group:

                           (i) individuals who were members of the Board of Directors of the Company on the effective date; or

                           (ii) individuals who first became members of the Board of Directors of the Company after the effective date either:

                                    (A)     upon election to serve as a member
                                            of the Board of Directors of the
                                            Company by affirmative vote of
                                            three-quarters of the members of
                                            such Board, or of a nominating
                                            committee thereof, in office at the
                                            time of such first election; or

                                    (B)     upon election by the shareholders of
                                            the Company to serve as a member of
                                            such board, but only if nominated
                                            for election by affirmative vote of
                                            three-quarters of the members of the
                                            Board of Directors of the Company,
                                            or of a nominating committee
                                            thereof, in office at the time of
                                            such first nomination;

                           PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of Directors of the Company;

                  (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in Section 2.6(a), (b), (c) or (d); or

                  (f)      any event which would be described in Section 2.6(a),
                           (b), (c), (d) or (e), if the term "Bank" were substituted for the term "Company" therein.

         In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 2.6, the term "person" shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

SECTION 2.8       COMMITTEE means the Committee described in Section 4.1.

SECTION 2.9       COMPANY means Westbank Corporation and any successor thereto.

SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company, which the Committee shall have determined, on the basis of competent medical evidence, if likely to be permanent.

SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which a disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16(b)(3) promulgated under the Exchange Act.

SECTION 2.12      EFFECTIVE DATE means April 21, 2004.

SECTION 2.13 ELIGIBLE DIRECTOR means a member of the Board of Directors of an Employer who is not also an employee of any Employer.

SECTION 2.14 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

SECTION 2.15 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity that employs such person or upon whose board of directors such person served.

SECTION 2.16 EXCHANGE ACT means the Securities and Exchange Act of 1934, as amended.

SECTION 2.17 FDIC REGULATIONS means the rules and regulations of the Federal Deposit Insurance Corporation.

SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.19 PLAN means the Westbank Corporation 2004 Recognition and Retention Plan, as amended from time to time.

SECTION 2.20 RETIREMENT means, with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax qualified plan of the Bank, and, in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

SECTION 2.21 SHARE means a share of common stock of Westbank Corporation, par value $2.00 per share.

SECTION 2.22 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Westbank Corporation."

SECTION 2.23 TRUST AGREEMENT means the agreement between Westbank Corporation and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

SECTION 2.24 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee and investments thereof) and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

SECTION 2.25 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Westbank Corporation.



                                  ARTICLE III:
                         SHARES AVAILABLE UNDER THE PLAN
                         -------------------------------

SECTION 3.1       SHARES AVAILABLE UNDER THE PLAN

                  The maximum number of Shares available for Awards under the plan shall be 88,100, subject to adjustment, pursuant to
                  Section 8.3.



                                   ARTICLE IV:
                                 ADMINISTRATION
                                 --------------

SECTION 4.1       COMMITTEE

                  The Plan shall be administered by the members of the Compensation Committee of Westbank Corporation who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

SECTION 4.2       COMMITTEE ACTION

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


SECTION 4.3       COMMITTEE RESPONSIBILITIES

                  Subject to the terms and conditions of the Plan, and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                   ARTICLE V:
                                 THE TRUST FUND
                                 --------------

SECTION 5.1       CONTRIBUTIONS

                  Westbank Corporation shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

SECTION 5.2       THE TRUST FUND

                  The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

SECTION 5.3       INVESTMENTS

                  The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest-bearing deposits in or other interest-bearing obligations of the Company, in such proportions as shall be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the Trust Fund be used to purchase more than 88,100 Shared (subject to adjustment pursuant to Section 8.3). Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the plan.


                                   ARTICLE VI:
                                     AWARDS
                                     ------

SECTION 6.1       TO ELIGIBLE DIRECTORS

                  Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares that an Eligible Director may be granted as an Award shall be determined by the Committee in its discretion; PROVIDED, HOWEVER, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

SECTION 6.2       TO ELIGIBLE EMPLOYEES

                  Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares that an Eligible Employee may be granted as an Award shall be determined by the Committee in its discretion; PROVIDED, HOWEVER, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

SECTION 6.3       AWARDS IN GENERAL

                  Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Employee, which notice shall:

                  (a)      specify the number of Shares covered by the Award;

                  (b)      specify the date of grant of the Award;

                  (c) specify the dates on which such Shares shall become vested; and

                  (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

SECTION 6.4       SHARE ALLOCATIONS

                  Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares have been awarded to such Award recipient.

SECTION 6.5       DIVIDEND RIGHTS

                  (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award, shall, at the direction of the Committee, be held in Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

                  (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award, shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee or, in the case of a stock dividend, used for future Awards.

SECTION 6.6       VOTING RIGHTS

                  (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Westbank Corporation, or by any proxy solicitor, to the holders of Shares.

SECTION 6.7       TENDER OFFERS

                  (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

SECTION 6.8       LIMITATIONS ON AWARDS

                  (a) No Award shall be granted under the Plan prior to the date on which the Plan is approved by shareholders pursuant to Section 9.9.

                  (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.


                                  ARTICLE VII:
                                     VESTING
                                     -------

SECTION 7.1       VESTING OF AWARDS

                  Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such shares shall become vested on the first anniversary of the date of the grant; (ii) an additional twenty percent (20%) of such Shares shall become vested on the second anniversary of the date of grant; (iii) an additional twenty percent (20%) if such Shares shall become vested on the third anniversary of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested on the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested on the fifth anniversary of the date of grant; AND PROVIDED, FURTHER, an Award shall become one hundred percent (100%) vested upon the Award recipient's death, Disability, Retirement or after a Change of Control.

SECTION 7.2       DESIGNATION OF BENEFICIARY

                  An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the vent that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible

                  Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate or, if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

SECTION 7.3       MANNER OF DISTRIBUTION

                  (a) Except as provided in Section 7.3(b), as soon as practicable following the date any shares granted pursuant to an Award become vested pursuant to
                           Section 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares than being held in connection with the Shares being distributed.

                  (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only and the certificate therefor shall bear the following, or a substantially similar, legend:

                           The securities evidenced hereby are subject to the terms of an Award Notice dated [DATE] between the issuer and [NAME OF AWARD RECIPIENT] pursuant to the Westbank Corporation 2004 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 225 Park Avenue, West Springfield, Massachusetts 01089. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

                  (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become in operative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.4       TAXES

                  The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                  ARTICLE VIII:
                            AMENDMENT AND TERMINATION
                            -------------------------

SECTION 8.1       TERMINATION

                  The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; PROVIDED, HOWEVER, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Company may direct and shall return the remaining assets of the Trust Fund, if any, to Westbank Corporation.

SECTION 8.2       AMENDMENT

                  The Board may amend or revise the Plan in whole or in part at any time.

SECTION 8.3       ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION

                  (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westbank Corporation is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Trust Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westbank Corporation is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.


                                   ARTICLE IX:
                                  MISCELLANEOUS
                                  -------------

SECTION 9.1       STATUS AS AN EMPLOYEE BENEFIT PLAN

                  This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2       NO RIGHT TO CONTINUED EMPLOYMENT

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3       CONSTRUCTION OF LANGUAGE

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section or this Plan, unless otherwise indicated.

SECTION 9.4       GOVERNING LAW

                  The Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable FDIC regulations.

SECTION 9.5       HEADINGS

                  The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6       NON-ALIENATION OF BENEFITS

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to Section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

SECTION 9.7       NOTICES

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (a)      If to the Corporation:
                               Westbank Corporation
                               225 Park Avenue
                               West Springfield, Massachusetts 01089
                               Attention:  Clerk

                  (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

SECTION 9.8       REQUIRED REGULATORY PROVISIONS

                  The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

SECTION 9.9       APPROVAL OF SHAREHOLDERS

                  The Plan shall not be effective or implemented unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. No award shall be made prior to the date on which the Plan becomes effective.

                                                                      APPENDIX B
                                                                      ----------


                              WESTBANK CORPORATION
                          NOMINATING COMMITTEE CHARTER


I.   RESPONSIBILITIES

     The Nominating Committee is a committee of the Board of Directors, with the responsibility to:

     o identify individuals believed to be qualified to become members of the Board of Directors, consistent with criteria approved by the Board and such other factors as the Committee deems appropriate, and to select, or recommend to the Board, the nominees to stand for election as Directors at the Annual Meeting of Shareholders, and nominees to fill vacancies in the office of a Director (including a vacancy created by an increase in the size of the Board of Directors).

     o consider candidates recommended by the Company's shareholders in accordance with the procedures set forth in the Company's annual proxy statement and, in its discretion, to consider candidates proposed by management.

     o assist management in the preparation of the disclosure in the Company's annual proxy statement regarding the operation of the Committee.

     o make regular reports to the Board and propose any necessary action to the Board.

     o review this Charter on an annual basis and recommend any changes hereto to the Board for approval.

     o perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board and committee members.

II.  PROCEDURES

     The Committee shall elect one (1) member of the Committee as its Chairperson. The Committee shall hold at least one (1) regular meeting each year and such special meetings as may be required. Meetings may be called by the Chair of the Committee or the Chairman of the Board. The presence in person or by telephone of two (2) members shall constitute a quorum. Meetings may be held at any time, any place and in any manner permitted by applicable law and the Company's Bylaws. Minutes of the Committee's meetings shall be kept. The Committee shall have authority to create and delegate specific tasks to such standing or ad hoc subcommittees as it may determine to be necessary or appropriate for the discharge of its responsibilities. The results of the meetings shall be reported to the full Board.

     Prospective nominees shall be evaluated by the Nominating Committee on the basis of a subjective review of the background of each prospective nominee and the current needs of the Company. Factors considered by the Committee shall include:

     o the candidate's background, including, but not limited to, education and employment experience.
     o    the candidate's standards of integrity, work ethic and commitment.
     o the candidate's ability to devote sufficient time and effort to the duties of a Director, including, but not limited to, the candidate's service on other boards of directors; and
     o the candidate's specific skills and experience in light of the needs of the Company and the Board of Directors, including, but not limited to, the need for specific expertise to serve on committees of the Board.

     The Committee may also consider other factors as it deems appropriate. The Committee may determine to interview candidates, either in person or by telephone. Upon completion of the evaluation process, the Committee recommends candidates for election to the Board of Directors.

     The Nominating Committee will consider any Director candidate recommended by the shareholders on the same basis that the Committee considers candidates identified by the Committee.

III. MEMBERSHIP

     The Committee shall consist of three (3) or more Directors, who shall be appointed annually and who are subject to removal at any time, by the Board of Directors. Each Committee member shall meet the definition of "independent director" under the listing standards of the Nasdaq rules or any other statute, rule or regulation applicable to the Company. Each Committee member shall serve until his or her Committee service is terminated by the Board.

IV.  RESOURCES, AUTHORITY

     The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee shall have sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm's fees and other retention terms.

                                                                      APPENDIX C
                                                                      ----------



                              WESTBANK CORPORATION
                             AUDIT COMMITTEE CHARTER


ORGANIZATION
There shall be a committee of the Board of Directors known as the Audit Committee. The Audit Committee shall be composed of a minimum of three (3) directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

STATEMENT OF POLICY
The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Directors, the independent auditors, the internal auditor and the financial management of the corporation.

RESPONSIBILITIES
In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

o meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors. Particular emphasis should be placed on the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

o annually, review the quality and independence of the independent auditors by reviewing the resumes of key partners and managers responsible for the audit, the independent auditors' description of established quality control procedures and the independent auditors' most recent peer review report.

o review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

o review the internal audit function of the corporation, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

o review at each meeting findings from completed internal audits and the progress on completing the proposed internal audit plan.

o review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders; review any changes in accounting principles.

o provide sufficient opportunity for the internal and independent auditors to meet with members of the Committee without members of management present.

o submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

o investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                      APPENDIX D
                                                                      ----------

                              WESTBANK CORPORATION
                                 CODE OF ETHICS
                                 --------------

WESTBANK CORPORATION'S reputation for integrity is perhaps our most valuable asset and is determined by the conduct of our Directors and Officers. Our position with the Bank must never be used, directly or indirectly, for private gain, to advance personal interests or to obtain favors or benefits for us, members of our families or any other person.

The following sets forth certain standards and rules of conduct as they apply to both personal and business life.


I.   CONFIDENTIAL INFORMATION
     ------------------------

     Maintaining a confidential relationship between our subsidiaries and each of our customers, potential customers, stockholders, employees and suppliers is a fundamental principle of the banking industry. Confidential information which might reflect favorably or adversely upon the investment value or future market value of any business enterprise, including our own Bank, shall not be used in any manner for the purpose of personal advantage or to provide advantage to others.

     The material discussed at our subsidiaries and/or Board meetings is extremely confidential. Topics for discussion at these meetings will include the Bank's plans, Bank management performance, the credit-worthiness of our borrowers and other confidential topics. Information discussed at these meetings cannot be discussed elsewhere. Confidential information should never be discussed in an environment where it might be overheard by any unauthorized individuals.


II.  CONFLICT OF INTEREST
     --------------------

     Legal, regulatory and ethical considerations make it mandatory that Directors and Officers avoid any and all conflicts of interest situations. Specifically, Directors and Officers must:

     A. Avoid any potential conflict of interest involving insider information or any information involving customer accounts, i.e. deposits, loans or trusts. The insider shall excuse themselves from any discussions and abstain from any decisions where a conflict of interest exists.

     B. Avoid involvement of any kind in the credit approval process when the credit being considered will directly or indirectly benefit him or her (this policy includes loans, overdrafts, immediate credit on funds and any other form of credit).

     C. Avoid any potential conflict of interest involving any of the Corporation's Trust accounts by not participating in discussions and the decision-making process on such accounts.

     D. Directors and Officers shall disclose to the President and to the Board of Directors any actual or potential conflicts of interest as soon as the situation arises (any substantial ownership or beneficial interest which they or members of their immediate family have in customers, suppliers or competitors of the Bank and, if a conflict of interest with the Bank exists, appropriate action shall be taken).

     E. Use only arm's-length transactions when buying, selling or leasing assets or services to the subsidiaries. Competitive bids will be obtained for any service, fee or product in excess of $10,000 purchased from a Director or Director-related company, except in an emergency. (It is the policy of all the subsidiaries to contract for assets and services using only arm's-length transactions that are in the best interest. Directors and Officers are asked to honor this policy and to refrain from influencing or asking for special considerations in negotiating contracts for needed assets or services.)

     F. All dealings must be based strictly on merit, regardless of race, color, national origin, age, handicap, gender or creed.

     G. Any discussion or decision that may involve a conflict of interest shall be fully documented in the appropriate committee and/or Board of Directors Minutes.


III. PERSONAL INTEGRITY
     ------------------

     It is vital that our word is viewed as our bond and, for that reason, Directors and Officers may not make any actual or apparent commitments, formal or informal, regarding the Holding Company without prior authorization in accordance with existing policies.

     It is improper for Directors or Officers or members of their immediate family to accept a gift of cash or securities from a customer, supplier or from any other person or business seeking a business relationship with the subsidiaries. Directors and Officers and members of their immediate families may accept other gifts, including food, entertainment, advertising or promotional items of modest value, or gifts of a nominal value on special occasions such as Christmas. Nominal or modest value is a value that would be within the ability of the Director or Officer to reciprocate on a personal basis or with legitimate claim for reimbursement under similar circumstances.

     No gift may be received if it is in return for any favor or in any attempt to influence any transaction. The above restrictions do not apply, however, to gifts that have no business purpose and are received from close friends and family members.

     The high standard of financial integrity that Westbank Corporation is obligated to observe requires that each of us be above criticism in his/her own financial affairs. If financial difficulties occur, the President of the Holding Company is available to help you.

     The indispensability of our Directors and Officers Liability Insurance coverage must never be underestimated.

     No Director or Officer, nor any member of his/her family, may trade in Westbank Stock if the trade is based on information not known outside of the Bank.

     Directors and Officers always live by rules. Any illegal conduct by a Director or Officer of Westbank or any of its subsidiaries reflects unfavorably on the Bank. Therefore, each Director and Officer shall refrain from any illegal conduct or activity. For purposes of this Code of Ethics, "illegal conduct or activity" is defined as any conduct, activity or omission which constitutes a crime as determined under the Laws of the United States or the Commonwealth of Massachusetts.


IV.  LOANS
     -----

     Directors and/or Officers may obtain loans from the subsidiaries or other banks or financial institutions, on reasonable and customary terms to finance normal credit needs. Loan Officers cannot approve loans to family members.

     With respect to Federal Regulation O (Reg. O), all Directors and policy-making officers should be familiar with the provisions of the Regulation including the reporting provisions.


V.   INSIDER STOCK TRANSACTIONS
     --------------------------

     For purposes of complying with Section 16(b) of the Securities and Exchange Act, any Director or Executive Officer must inform the President and Chief Executive Officer of Westbank Corporation of his or her intent to purchase or otherwise acquire any additional shares of Westbank Corporation stock prior to such purchase.


VI.  CONCLUSION
     ----------

     It is recommended that all current Directors and Officers read and sign this Code annually, and that any potential new Director or Officer be totally familiar and in agreement with this Code prior to being appointed or hired.

As a Director and/or Officer of WESTBANK CORPORATION, I was elected to serve the needs and the Bank's employees and not to serve my personal financial needs. Therefore, by signing my name below, I acknowledge that I have read the above Code of Ethics and agree to comply with it.

                              WESTBANK CORPORATION
           PROXY FOR 2004 ANNUAL SHAREHOLDERS MEETING - APRIL 21, 2004


     I, the undersigned holder of common stock of Westbank Corporation, hereby appoint Gary L. Briggs and Kathleen A. Jalbert, or either of them, with the power of substitution, proxies of the undersigned to vote the shares of the undersigned at the 2004 Annual Meeting of Shareholders of Westbank Corporation to be held at 9:00 A.M., April 21, 2004, at the Best Western Sovereign Hotel & Conference Center, 1080 Riverdale Street, West Springfield, Massachusetts, and at any adjournment thereof, with all the powers the undersigned would possess if personally present. Said proxies are specifically authorized to vote as indicated below.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED BELOW UNLESS AUTHORITY IS WITHHELD OR OTHERWISE INDICATED. ALL PROXIES EXECUTED CORRECTLY WILL BE VOTED AS DIRECTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


1. ELECTION OF DIRECTORS: To elect the following Directors of the Corporation for a three-year term until the 2007 Annual Meeting of Shareholders.

     Roland O. Archambault                  [_] FOR    [_] AGAINST   [_] ABSTAIN
     Donald R. Chase                        [_] FOR    [_] AGAINST   [_] ABSTAIN
     George R. Sullivan                     [_] FOR    [_] AGAINST   [_] ABSTAIN



2.   TO APPROVE THE WESTBANK CORPORATION
     2004 RECOGNITION AND RETENTION PLAN    [_] FOR    [_] AGAINST   [_] ABSTAIN



                                                                          (over)

3. SELECTION OF CERTIFIED PUBLIC ACCOUNTANTS: To ratify the appointment, by the Board of Directors, of Grant Thornton LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2004.
                                            [_] FOR    [_] AGAINST   [_] ABSTAIN



4. OTHER BUSINESS: In their discretion, to act upon the transaction of such other business as may properly come before the meeting and any adjournment thereof.


                                            Date:
                                                 -------------------------------


                                                 -------------------------------
                                                    (Signature of Shareholder)

                                                 -------------------------------
                                                   (Signature, if jointly held)



                                                 When signing as Attorney,
                                                 Executor, Administrator,
                                                 Trustee or Guardian, please
                                                 give full title. IF MORE THAN
                                                 ONE TRUSTEE, ALL SHOULD SIGN.
                                                 ALL JOINT OWNERS MUST SIGN.








          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.